                                                                    Exhibit 99.2


                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Business Credit Corporation      Case No. 03-12658 (MFW)
                                           Reporting Period: 10/01/03 - 10/31/03

                            MONTHLY OPERATING REPORT

 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                               DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                                              FORM NO.       ATTACHED      ATTACHED
------------------                                                              --------       --------      --------
Schedule of Cash Receipts and Disbursements                                      MOR - 1A         x
     Bank Reconciliations (or copies of Debtor's bank reconciliations)           MOR - 1B         x
Statement of Operations                                                          MOR - 2
Balance Sheet                                                                    MOR - 3
Status of Postpetition Taxes                                                     MOR - 4          x
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                               x
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                      x
Summary of Unpaid Postpetition Debts                                             MOR - 4          x
    Listing of aged accounts payable                                                              x
Accounts Receivable Aging                                                        MOR - 5          x
Debtor Questionnaire                                                             MOR - 5          x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Mark E. Toney                          Executive Chairman
--------------------------------------     -------------------------------------
Signature of Responsible Party             Title

Mark E. Toney                              December 15, 2003
--------------------------------------     -------------------------------------
Printed Name of Responsible Party          Date

PREPARER:

/s/ John P. Boyle                          Chief Accounting Officer
--------------------------------------     -------------------------------------
Signature of Preparer                      Title


John P. Boyle                              December 15, 2003
--------------------------------------     -------------------------------------
Printed Name of Preparer                   Date

IN RE DVI BUSINESS CREDIT CORPORATION
Case Number: 03-12658 (MFW)                REPORTING PERIOD: 10/01/03 - 10/31/03



SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)

                                                                  CURRENT MONTH                CUMULATIVE FILING TO DATE
                                                            --------------------------------   -------------------------
                                                            Debtor            Non-Debtor (i)            Actuals
                                                            ------            --------------   -------------------------
CASH BEGINNING                                              1,004                   15                  132

RECEIPTS

Customer Payments (a)                                        (528)                  --                 (249)
Trust Receipts (b)                                             --                1,592                4,940
Trust Advances (b)                                             --               (1,592)              (4,925)
Receipt of Servicer Fee                                        --                   --                  131
DIP Facility Advances                                       2,250                   --                6,750
                                                           ------                -----                -----
TOTAL RECEIPTS                                              1,722                   --                6,647
                                                           ------                -----                -----

DISBURSEMENTS

Payroll (d)(e)(f)                                            (329)                  --                 (601)
Benefits (d)(e)(f)                                            (37)                  --                  (72)
Building Costs (g)                                           (119)                  --                 (156)
Equipment Costs                                               (30)                  --                  (59)
Auto, Travel & Entertainment                                  (24)                  --                  (30)
Outside Services                                              (41)                  --                  (44)
Sales & Use Taxes                                              --                   --                   --
Payments by Affiliates on Debtor's Behalf (c)                 594                   --                  990
DIP Facility Repayments                                      (578)                  --               (4,578)
Advance to RC III Trust (j)                                (2,000)                  --               (2,000)
Other Expense (h)                                             (61)                  --                 (113)

Professional Fees                                              --                   --                   --
U.S. Trustee Quarterly Fees                                    --                   --                   --
                                                           ------                -----                -----
TOTAL DISBURSEMENTS                                        (2,625)                  --               (6,663)
                                                           ------                -----                -----
NET CASH FLOW                                                (904)                  --                  (17)
                                                           ------                -----                -----
CASH END OF MONTH                                             100                   15                  115
                                                           ------                -----                -----


DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH DEBTOR COLUMN)


TOTAL DISBURSEMENTS                                                                                  (2,625)
   Transfers to Debtor in Possession Accounts                                                         2,000
   Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)                              --
   Disbursements Related to Restricted Funds that are not Estate Expenses (h)                            --
   Payments by Affiliates on Debtor's Behalf (c)                                                       (594)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                      (1,219)


See footnotes on following page.                                        MOR - 1A

DVI BUSINESS CREDIT CORPORATION            REPORTING PERIOD: 10/01/03 - 10/31/03
CASE NUMBER: 03-12658 (MFW)

MOR 1-A FOOTNOTES

(a) Transfer to a US Bank collateral account of DVI Business Credit Corporation (BC), case #03-12658, funds received from non-trust customers and receipts of servicer fees in previous months.

(b) Collections received from the trust clients or US Bank Collateral clients that are sent to the trust or US Bank. These net receipts are considered restricted cash. Procedures are in place to sweep these funds to the appropriate place in a timely manner.

(c) Payments made by DVI Financial Services Inc. (DFS), case #03-12657, out of its operating account for the benefit of BC creditors. The $594,000 paid by DFS on behalf of the Debtor consists of the following:

                                    DFS Direct      DFS Allocated            Total
        Payroll                     $304,000          $25,000               $329,000
        Benefits                      20,000           17,000                 37,000
        Building Costs                18,000          101,000                119,000
        Equipment Costs               12,000           18,000                 30,000
        Auto, Travel & Ent.           23,000            1,000                 24,000
        Outside Services              40,000            1,000                 41,000
        Other*                         2,000           12,000                 14,000
        Total                       $419,000         $175,000               $594,000

        *Does not include $47,100 in direct bank charges (see footnote h)


(d)   The number of employees at the end of the four previous months:

            July                  66
            August                26
            September             25
            October               27

(e) There is an agreement among creditors to allocate 17% of certain Jamison, PA-based expenses (30% of building-related) to BC. Only the payroll of certain departments, however, is subject to the allocation. While DFS identifies payroll for each department, it was not doing so for the cost of benefits. Therefore, 17% of the payroll of select departments and 17% of all benefits are allocated to BC - resulting in a somewhat higher percentage of benefits for BC than DFS. The benefit-to-payroll relationship, with an 11% allocation of benefits (similar to payroll), is a much more consistent 9.8% for DFS and 9.4% for BC.

(f) The payroll is a separate payroll register, but the same DFS cash account is used to make payroll payments.

(g) Building costs of $119,000 ($101,000 allocation from DFS and $18,000 direct costs) were primarily the result of allocations from DFS (see footnote c). Please refer to the DFS monthly operating report for supplemental data.

(h) Other expenses of $61,000 were primarily the result of $47,100 in direct bank charges and allocations from DFS. Please refer to the DFS supplemental data.

(i) Consists of non-Debtor restricted funds passing through unrestricted cash accounts.

(j)   To make funds available to continue funding clients in the RC III trust.

IN RE DVI BUSINESS CREDIT CORPORATION
CASE NUMBER: 03-12658 (MFW)                REPORTING PERIOD: 10/01/03 - 10/31/03



BANK RECONCILIATIONS
(in thousands)

                                                                               ACCOUNTS                          CURRENT MONTH
                                                      -----------------------------------------------------      -------------
                                                      Debtor Operating       Non-Debtor (i)           Other         Actuals
                                                      ----------------       --------------           -----      -------------
CASH BEGINNING OF MONTH                                     1,004                   15                  --           1,019

RECEIPTS

Customer Payments (a)                                        (528)                  --                  --            (528)
Trust Receipts (b)                                             --                1,592                  --           1,592
Trust Advances (b)                                             --               (1,592)                 --          (1,592)
Receipt of Servicer Fee                                        --                   --                  --              --
DIP Facility Advances                                       2,250                   --                  --           2,250

TOTAL RECEIPTS                                              1,722                   --                  --           1,722

DISBURSEMENTS

Payroll (d)(e)(f)                                            (329)                  --                  --            (329)
Benefits (d)(e)(f)                                            (37)                  --                  --             (37)
Building Costs (g)                                           (119)                  --                  --            (119)
Equipment Costs                                               (30)                  --                  --             (30)
Auto, Travel & Entertainment                                  (24)                  --                  --             (24)
Outside Services                                              (41)                  --                  --             (41)
Sales & Use Taxes                                              --                   --                  --              --
Payments by Affiliates on Debtor's Behalf (c)                 594                                                      594
DIP Facility Repayments                                      (578)                  --                  --            (578)
Advance to RC III Trust (j)                                (2,000)                  --                  --          (2,000)
Other Expense (h)                                             (61)                  --                  --             (61)

Professional Fees                                              --                   --                  --              --
U.S. Trustee Quarterly Fees                                    --                   --                  --              --

TOTAL DISBURSEMENTS                                        (2,625)                  --                  --          (2,625)

NET CASH FLOW                                                (904)                  --                  --            (904)

CASH END OF MONTH                                             100                   15                  --             115

BANK BALANCE                                                  100                   15                  --             115
   Deposits in Transit                                         --                   --                  --              --
   Outstanding Checks                                          --                   --                  --              --
   Other                                                       --                   --                  --              --
ADJUSTED BANK BALANCE                                         100                   15                  --             115


See footnotes on following page.                                        MOR - 1B

DVI BUSINESS CREDIT CORPORATION            REPORTING PERIOD: 10/01/03 - 10/31/03
CASE NUMBER: 03-12658 (MFW)

MOR 1-B FOOTNOTES

(a) Transfer to a US Bank collateral account of DVI Business Credit Corporation (BC), case #03-12658, funds received from non-trust customers and receipts of servicer fees in previous months.

(b) Collections received from the trust clients or US Bank Collateral clients that are sent to the trust or US Bank. These net receipts are considered restricted cash. Procedures are in place to sweep these funds to the appropriate place in a timely manner.

(c) Payments made by DVI Financial Services Inc. (DFS), case #03-12657, out of its operating account for the benefit of BC creditors. The $594,000 paid by DFS on behalf of the Debtor consists of the following:

                                DFS Direct    DFS Allocated     Total
      Payroll                   $304,000      $ 25,000          $329,000
      Benefits                    20,000        17,000            37,000
      Building Costs              18,000       101,000           119,000
      Equipment Costs             12,000        18,000            30,000
      Auto, Travel & Ent.         23,000         1,000            24,000
      Outside Services            40,000         1,000            41,000
      Other*                       2,000        12,000            14,000
      Total                     $419,000      $175,000          $594,000

* Does not include $47,100 in direct bank charges (see footnote h)

(d)   The number of employees at the end of the four previous months:

            July                  66
            August                26
            September             25
            October               27

(e) There is an agreement among creditors to allocate 17% of certain Jamison, PA-based expenses (30% of building-related) to BC. Only the payroll of certain departments, however, is subject to the allocation. While DFS identifies payroll for each department, it was not doing so for the cost of benefits. Therefore, 17% of the payroll of select departments and 17% of all benefits are allocated to BC - resulting in a somewhat higher percentage of benefits for BC than DFS. The benefit-to-payroll relationship, with an 11% allocation of benefits (similar to payroll), is a much more consistent 9.8% for DFS and 9.4% for BC.

(f) The payroll is a separate payroll register, but the same DFS cash account is used to make payroll payments.

(g) Building costs of $119,000 ($101,000 allocation from DFS and $18,000 direct costs) were primarily the result of allocations from DFS (see footnote c). Please refer to the DFS monthly operating report for supplemental data.

(h) Other expenses of $61,000 were primarily the result of $47,100 in direct bank charges and allocations from DFS. Please refer to the DFS supplemental data.

(i) Consists of non-Debtor restricted funds passing through unrestricted cash accounts.

(j)   To make funds available to continue funding clients in the RC III trust.

In re DVI Business Credit Corporation    Case No. 03-12658 (MFW)
                                         Reporting Period:   10/01/03 - 10/31/03


                        STATUS OF POSTPETITION TAXES (a)

(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                             Beginning         Amount                            Ending
                                                Tax          Withheld or        Amount             Tax
                                             Liability         Accrued           Paid           Liability
FEDERAL

Withholding                                      --               31              (31)              --
FICA-Employee                                    --               12              (12)              --
FICA-Employer  (b)                                3                9              (12)              --
Unemployment                                     --               --               --               --
Income (c) (d)                               (2,989)            (967)             796           (3,160)
Other                                            --               --               --               --
    Total Federal Taxes                      (2,986)            (915)             741           (3,160)
STATE AND LOCAL
Withholding                                      --                7               (7)              --
Sales (b)                                        --               --               --               --
Excise                                           --               --               --               --
Unemployment                                     --               --               --               --
Real Property                                    --               --               --               --
Personal Property                                --               --               --               --
Florida Doc Stamp                                --               --               --               --
Franchise                                        --               --               --               --
Other: Local Income Tax Withholding              --               --               --               --
    Total State and Local                        --                7               (7)              --
TOTAL TAXES                                  (2,986)            (907)             733           (3,160)


                      SUMMARY OF UNPAID POSTPETITION DEBTS

(in thousands)

ACCOUNTS PAYABLE AGING                                                    AMOUNT
----------------------                                                    ------
Current                                                                      6

0 - 30 days                                                                  -

31 - 60 days                                                                 -

61 - 90 days                                                                 -

91+ days                                                                     -

TOTAL ACCOUNTS PAYABLE                                                       6


Explain how and when the Debtor intends to pay any past-due postpetition debts.


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See footnotes on following page.                                           MOR-4

DVI BUSINESS CREDIT CORPORATION            REPORTING PERIOD: 10/01/03 - 10/31/03
CASE NUMBER: 03-12658 (MFW)

MOR 4 FOOTNOTES

(a) The Debtor routinely pays sales and use taxes to hundreds of local, county, state and other authorities each period. Additionally, the Debtor is required to periodically pay state and federal income taxes, state franchise taxes, state and county personal property taxes, and license taxes. Per the tax affidavit, the Debtor submitted all required postpetition tax returns due during the reporting period.

(b) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities. Amounts collected and remitted in any reporting period will vary due to variations in sales tax reporting periods and filing due dates.

(c)   Beginning balance represents a tax benefit asset.

(d) Includes non-cash transfer of tax benefit to DVI Financial Services Inc. (case #03-12657).

In re DVI Business Credit Corporation    Case No. 03-12658 (MFW)
                                         Reporting Period:   10/01/03 - 10/31/03


                                 RECEIVABLES (a)
(in thousands)

RECEIVABLES                                                                                 AMOUNT
Total Lines of Credit Collateralized by Third-party Medical Receivables                     285,854

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH
                                                                                YES               NO
1.     Have any assets been sold or transferred outside the normal course of business this reporting period?

       If yes, provide an explanation below.                                                       X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period?

       If yes, provide an explanation below.                                                       X

3.     Have all postpetition tax returns been timely filed?

       If no, provide an explanation below.                                      X

4. Are workers compensation, general liability and other necessary insurance coverages in effect?

       If no, provide an explanation below.                                      X

                                                                           MOR 5

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(a) Business of Debtor relates to revolving credit facilities for customers that are collateralized by customer medical receivables. As a result, all receivables outstanding change daily and therefore a traditional aging presentation is not applicable. The total lines of credit collateralized by third-party medical receivables as of October 31, 2003 is listed above.

DVI Business Credit Corporation
Case No. 03-12658 (MFW)
Reporting Period:   10/01/03 - 10/31/03








                         DVI BUSINESS CREDIT CORPORATION

                                  TAX AFFIDAVIT

To the best of my knowledge, DVI Business Credit Corporation has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.

December 15, 2003                              /s/ John P. Boyle
---------------------------                    --------------------------------
          Date                                 Signature of Responsible Party
                                               John P. Boyle